                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 21, 2003

                             ON2 TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                    (State of incorporation or organization)

                                     1-15117
                            (Commission File Number)

                                   84-1280679
                        (IRS Employer Identification No.)


                21 CORPORATE DRIVE, SUITE 103, NEW YORK NY 12065
  (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive offices)

                                 NOT APPLICABLE
       (Former name, former address and former fiscal year, if applicable)
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ITEM 5. OTHER EVENTS.

On July 21, 2003, On2 Technologies, Inc. (the "Company") issued a press release announcing the execution of definitive documents relating to the previously announced investment in the Company by an affiliate of Beijing E-world Technology Co. Ltd. The press release is attached hereto as Exhibit 99.1 and the Securities Purchase Agreement dated as of July 21, 2003 between the Company and Deep Talent Investments Limited is attached hereto as Exhibit 10.11.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The following exhibit is furnished as part of this Current Report on Form 8-K:

EXHIBIT NO.                               TITLE
  10.11         Securities Purchase Agreement dated as of July 21, 2003 between
                On2 Technologies, Inc and Deep Talent Investments Limited.

   99.1         On2 Technologies, Inc. Press Release, issued July 21, 2003.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2003     ON2 TECHNOLOGIES, INC.
                        By: /s/ Douglas A. McIntyre
                        Name: Douglas A. McIntyre
                        Title: Chairman, President and CEO